LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Macquarie Bond Fund
LVIP Macquarie Diversified Income Fund
LVIP Macquarie Diversified Floating Rate Fund
LVIP Macquarie Limited-Term Diversified Income Fund

Supplement Dated October 2, 2024

to the Summary and Statutory Prospectuses dated May 1, 2024

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP Macquarie Bond Fund, LVIP Macquarie Diversified Income Fund, LVIP Macquarie Diversified Floating Rate Fund, and LVIP Macquarie Limited-Term Diversified Income Fund (the “LVIP Funds”). You may obtain copies of each of the LVIP Funds’ Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

EXPLANATORY NOTE

This supplement to the Summary and Statutory Prospectuses with respect to the LVIP Funds is being filed to further clarify the portfolio manager changes that were disclosed in the supplement filed on May 9, 2024, dated May 9, 2024, to the Summary and Statutory Prospectuses dated May 1, 2024.

A.

Effective immediately, the Summary and Statutory Prospectus for the LVIP Macquarie Bond Fund, LVIP Macquarie Diversified Income Fund, and LVIP Macquarie Limited-Term Diversified Income Fund (the “Funds”) is revised as follows:

1.	All references to, and information regarding, David Hillmeyer and Daniela Mardarovici, in the Funds’ Summary and Statutory Prospectuses, are deleted in their entirety.

2.	The following replaces the information related to Delaware Investments Fund Advisers (“DIFA”) under the Portfolio Managers section of the Funds’ Summary and Statutory Prospectuses:

DIFA Portfolio Managers	Company Title	Experience with Fund
Janaki Rao	Managing Director, Head of US Multisector	Since May 2024
Andrew Vonthethoff, CFA	Managing Director, Senior Portfolio Manager	Since May 2024

3.	The following replaces the information under the Management and Organization – DIFA Portfolio Managers section of the Funds’ Statutory Prospectuses:

Janaki Rao and Andrew Vonthethoff, CFA, are the lead portfolio managers primarily responsible for the overall day-to-day management of the Fund’s assets. When making decisions for the Fund, Messrs. Rao and Vonthethoff regularly consult with other investment professionals.

Janaki Rao, is Managing Director and Head of US Multisector within Macquarie Asset Management (MAM) Credit, a role he assumed in May 2024. He has overall responsibility for MAM Credit’s US multisector capabilities, including the portfolios, the team, and client and business management. Prior to joining Macquarie, he was Director of US Multisector Fixed Income at AllianceBernstein from November 2019 to February 2023, responsible for managing multisector fixed income portfolios, including Treasury inflation-protected securities (TIPS) and agency mortgage-backed securities (MBS) portfolios. Before that, he was AllianceBernstein’s Head of Agency MBS from March 2013 to November 2019, and prior to that spent seven years at Morgan Stanley as Vice President of Agency MBS Research. Janaki received a Bachelor of Arts (Honors) in economics from the University of Delhi, a Master of Business Administration with an emphasis in marketing from Symbiosis Institute of Business Management, and a Master of Business Administration with an emphasis in finance from the Zicklin School of Business at Baruch College.

Andrew Vonthethoff, CFA, is a Senior Portfolio Manager for the Global Fixed Income Team within Macquarie Asset Management (MAM) Credit. He is a lead portfolio manager for global multisector and global bond strategies, a role he assumed in June 2013, and for US multisector portfolios, which he assumed in May 2024. In this role, he is responsible for asset allocation, sector rotation, and security selection across MAM Credit’s global and US multisector portfolios. Andrew joined the firm in 2008 as a Quantitative Analyst on MAM Credit’s Markets and Quantitative Team, where he was involved in building and maintaining financial models. He transferred to the Global Fixed Income Team in 2010, becoming an Assistant Portfolio Manager. He earned a Bachelor of Commerce in actuarial studies and finance from the University of New South Wales. He also holds the Chartered Financial Analyst® designation.

B.	Effective immediately, the Summary and Statutory Prospectus for LVIP Macquarie Diversified Floating Rate Fund (the “Fund”) is revised as follows:

1.

All references to, and information regarding, David Hillmeyer, in the Fund’s Summary and Statutory Prospectus, are deleted in their entirety. Brian M. Scotto will continue to be a portfolio manager to the Fund.

2.	The following replaces the information related to Delaware Investments Fund Advisers (“DIFA”) under the Portfolio Managers section of the Fund’s Summary and Statutory Prospectus:

DIFA Portfolio Managers	Company Title	Experience with Fund
Janaki Rao	Managing Director, Head of US Multisector	Since May 2024
Brian M. Scotto	Senior Vice President, Senior Portfolio Manager	Since May 2018

3.	The following replaces the information under the Management and Organization – DIFA Portfolio Managers section of the Fund’s Statutory Prospectus:

Janaki Rao and Brian M. Scotto are the lead portfolio managers primarily responsible for the overall day-to-day management of the Fund’s assets. When making decisions for the Fund, Messrs. Rao and Scotto regularly consult with other investment professionals.

Janaki Rao, is Managing Director and Head of US Multisector within Macquarie Asset Management (MAM) Credit, a role he assumed in May 2024. He has overall responsibility for MAM Credit’s US multisector capabilities, including the portfolios, the team, and client and business management. Prior to joining Macquarie, he was Director of US Multisector Fixed Income at AllianceBernstein from November 2019 to February 2023, responsible for managing multisector fixed income portfolios, including Treasury inflation-protected securities (TIPS) and agency mortgage-backed securities (MBS) portfolios. Before that, he was AllianceBernstein’s Head of Agency MBS from March 2013 to November 2019, and prior to that spent seven years at Morgan Stanley as Vice President of Agency MBS Research. Janaki received a Bachelor of Arts (Honors) in economics from the University of Delhi, a Master of Business Administration with an emphasis in marketing from Symbiosis Institute of Business Management, and a Master of Business Administration with an emphasis in finance from the Zicklin School of Business at Baruch College.

Brian M. Scotto is a Senior Vice President and Senior Portfolio Manager for the Macquarie Asset Management Fixed Income Team (MFI). He is a member of the U.S. Multi-Sector Fixed Income and Global Rates and Currency teams, where he is responsible for U.S. and Canadian interest rate strategy. He is a senior portfolio manager for the US Government Securities Fund, Diversified Floating Rate Fund, and Global Inflation products. Brian is also responsible for trading government and agency securities, sovereign and supranational securities, foreign exchange, as well as interest rate futures and options. He joined Macquarie Asset Management (MAM) in 2002, and prior to moving to MFI, he was vice president and product manager for the firm’s value, international, and core mutual funds. He began his trading career as an equity and index options market maker on the floor of the Philadelphia Stock Exchange. Scotto received his bachelor’s degree in accounting and an MBA with a concentration in finance from La Salle University.

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